Statement of profit or loss and other comprehensive income - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Revenue
Interest revenue calculated using the effective interest method	$ 654	$ 328
Expenses
Employee benefits expense	(2,287)	(2,721)
Other expenses	(2,346)	(1,645)
Finance costs	(28)	(32)
Loss before income tax expense	(4,007)	(4,070)
Income tax expense	0	0
Loss after income tax expense for the period attributable to the owners of ioneer Limited	(4,007)	(4,070)
Items that may be reclassified subsequently to profit or loss
Foreign currency translation	786	207
Other comprehensive income for the period, net of tax	786	207
Total comprehensive income for the period attributable to the owners of ioneer Limited	$ (3,221)	$ (3,863)
Earnings per share
Basic earnings per share (in dollars per share)	$ (0.13)	$ (0.17)
Diluted earnings per share (in dollars per share)	$ (0.13)	$ (0.17)